Foreign Currency Sensitivity (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Sensitivity analysis [line items]
Rate for amount in EUR	€ 1	€ 0	€ 0
USD rate increase/decrease by	10.00%	0.00%	0.00%
Net result would be higher	€ 1,114	€ 0	€ 0
Net result would be lower	€ 911	€ 0	€ 0